UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2008

INDYMAC BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08972 (Commission File Number)	95-3983415 (IRS Employer Identification No.)

888 East Walnut Street, Pasadena, California 91101-7211
(Address of Principal Executive Offices)

(800) 669-2300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act.

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2b under the
   Exchange Act.

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the
   Exchange Act.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors;
    Appointment of Certain Officers; Compensatory Arrangements of
    Certain Officers.

As a result of the closure of IndyMac Bank, F.S.B. ("IndyMac Bank") on Friday, July 11, 2008 by the Office of Thrift Supervision, all of the executive officers of IndyMac Bancorp, Inc. (the "Company") have resigned from, or are no longer affiliated with the Company, except for Michael Perry, who continues as the Chief Executive Officer of the Company but is no longer affiliated with IndyMac Bank.

S. Blair Abernathy resigned as Executive Vice President and Chief Financial Officer of the Company effective July 16, 2008 but continues with IndyMac Federal Bank FSB, the successor to IndyMac Bank; Richard H. Wohl resigned as President of IndyMac Bank effective July 17, 2008; and Frank M. Sillman, Executive Vice President and Chief Executive Officer of Mortgage Bank is no longer affiliated with the Company but continues with IndyMac Federal Bank.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 INDYMAC BANCORP, INC.

Date: July 21, 2008                                   By:     /s/ Michael W. Perry_____________

                                                                                      Michael W. Perry

                                                                                      Chief Executive Officer

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